                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                             --------------------


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                  Date of Report
        (Date of Earliest Event Reported):             Commission File Number:
                 DECEMBER 4, 1996                             0-21282

                             --------------------


                         SWISHER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



                      NEVADA                                56-1541396
             (State of incorporation)                    (I.R.S. Employer
                                                      Identification Number)


                              6849 FAIRVIEW ROAD
                       CHARLOTTE, NORTH CAROLINA 28210
                                 704/364-7707
                       -------------------------------
                       (Address of principal executive
                        offices and telephone number)

                             --------------------
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) (1)  Previous independent accountants.

      (i) As disclosed in the proxy statement for the annual meeting held in May 1996, Swisher International, Inc. (the "Company") deferred selection of an independent public accountant for the current fiscal year to consider whether a plan of rotation would be beneficial to the Company. The Audit Committee determined to solicit proposals from various accounting firms and began such solicitations in September 1996. Ehrhardt Keefe Steiner & Hottman P.C. (the "Former Accountants"), which had acted as the independent public accountants for the Company for the prior three fiscal years, declined to submit a proposal.

      (ii) The Former Accountants reported on the Company's financial statements for the fiscal years ended October 31, 1993, 1994, and 1995. The reports of the Former Accountants on the financial statements for such years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii) The Company's Audit Committee approved the solicitation of proposals and made recommendations to the Board of Directors as to the selection of new accountants. The Board of Directors approved the new independent accountants based on the proposals submitted.

      (iv) During the Company's fiscal years ended October 31, 1994 and 1995, and through the date of this report, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their report on the financial statements for such years.

      (v) During the fiscal years ended October 31, 1994 and 1995, and through the date of this report, none of the events described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K occurred.

(a) (2) The Registrant engaged McGladrey & Pullen, LLP, as its new independent accountants effective December 4, 1996. During the two fiscal years preceding its appointment and through the date hereof, the Company had not consulted with McGladrey & Pullen, LLP, on items regarding:

      (i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; there was no written or oral advice provided that was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue; or

      (ii) Any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

(a) (3) The Company provided the Former Accountants with a copy of the foregoing disclosures and requested in writing that the Former Accountants furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter is filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Letter from the Former Accountants as described in paragraph 4(a)(3)
above.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SWISHER INTERNATIONAL, INC.



Date:  December 4, 1996                      By:  /s/ PATRICK L. SWISHER
                                                --------------------------
                                                  Patrick L. Swisher, President





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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  16           Letter from the Former Accountants as described in paragraph
               4(a)(3).
